SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 1, 2004

                               MOVADO GROUP, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         NEW YORK                       0-22378                  13-2595932
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)


             650 FROM ROAD
          PARAMUS, NEW JERSEY                                       07652
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

This Amendment No. 1 amends the Current Report on Form 8-K of Movado Group, Inc. ("Movado") filed with the Securities and Exchange Commission on March 15, 2004 in connection with the consummation on March 1, 2004 of Movado's acquisition from LVMH Moet Hennesy Louis Vuitton of the Ebel business ("Ebel"), except for Ebel in Germany which Movado currently expects to complete on or about June 15, 2004. The audited combined financial statements of Ebel provided under Item 7(a) below and the pro forma financial information provided under Item 7(b) below include Ebel in Germany.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Financial statements of business acquired.

The audited combined financial statements as of December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003 of Ebel, including the notes thereto and the report of independent auditors.

(b)      Pro forma financial information.

Pro forma financial information of Movado and Ebel as follows: (i) unaudited pro forma combined balance sheet for Movado and Ebel at January 31, 2004; (ii) unaudited pro forma combined statement of operations of Movado and Ebel for the year ended January 31, 2004; and (iii) notes to such unaudited pro forma combined financial information.

(c)      Exhibits:

         Exhibit No.           Description
         -----------           -----------

         2.1 Share Purchase and Transfer of Assets and Liabilities Agreement, dated December 22, 2003 (incorporated by reference to Exhibit 2.1 to Movado's Current Report on Form 8-K filed on March 15, 2004 (File No. 0-22378))

         2.2 Amendment, dated March 1, 2004 (incorporated by reference to Exhibit 2.2 to Movado's Current Report on Form 8-K filed on March 15, 2004 (File No. 0-22378))

         23.1                  Consent of Ernst & Young Ltd.

         99.1 Press Release, dated March 1, 2004 (incorporated by reference to Exhibit 99.1 to Movado's Current Report on Form 8-K filed on March 15, 2004 (File No. 0-22378))

         99.2 The audited combined financial statements as of December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003 of Ebel, including the notes thereto and the report of independent auditors.

         99.3 Pro forma financial information of Movado and Ebel as follows: (i) unaudited pro forma combined balance sheet for Movado and Ebel at January 31, 2004; (ii) unaudited pro forma combined statement of operations of Movado and Ebel for the year ended January 31, 2004; and (iii) notes to such unaudited pro forma combined financial information.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MOVADO GROUP, INC.

Date:  May 17, 2004                          By: /s/ Timothy F. Michno
                                                 ------------------------------
                                                 Name:  Timothy F. Michno
                                                 Title: General Counsel and
                                                        Secretary


                                  EXHIBIT INDEX

         2.1 Share Purchase and Transfer of Assets and Liabilities Agreement, dated December 22, 2003 (incorporated by reference to Exhibit 2.1 to Movado's Current Report on Form 8-K filed on March 15, 2004 (File No. 0-22378))

         2.2 Amendment, dated March 1, 2004 (incorporated by reference to Exhibit 2.2 to Movado's Current Report on Form 8-K filed on March 15, 2004 (File No. 0-22378))

         23.1                  Consent of Ernst & Young Ltd.

         99.1 Press Release, dated March 1, 2004 (incorporated by reference to Exhibit 99.1 to Movado's Current Report on Form 8-K filed on March 15, 2004 (File No. 0-22378))

         99.2 The audited combined financial statements as of December 31, 2003, 2002 and 2001 and for each of the three years in the period ended December 31, 2003 of Ebel, including the notes thereto and the report of independent auditors.

         99.3 Pro forma financial information of Movado and Ebel as follows: (i) unaudited pro forma combined balance sheet for Movado and Ebel at January 31, 2004; (ii) unaudited pro forma combined statement of operations of Movado and Ebel for the year ended January 31, 2004; and (iii) notes to such unaudited pro forma combined financial information.


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